Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Samson Oil & Gas Limited (the “Company”), do hereby certify, to such officer’s knowledge, that:

      (1)    The Annual Report on Form 10-K for the year ended June 30, 2018 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terence M Barr
Terence M. Barr
President, Chief Executive Officer and Managing Director
October 15, 2018

/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer
October 15, 2018